EXHIBIT 1

         The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of IVAX Corporation is filed on behalf of each of us.

                                       /S/ PHILLIP FROST, M.D.
                                       --------------------------------------
Date: March 27, 1997                   Phillip Frost, M.D.


                                       FROST-NEVADA, LIMITED
                                       PARTNERSHIP

                                       *
                                       --------------------------------------
Date: March 27, 1997                   Neil Flanzraich
                                       President of Frost-Nevada Corporation,
                                       General Partner

                                       FROST-NEVADA CORPORATION

                                       *
                                       --------------------------------------
Date: March 27, 1997                   Neil Flanzraich
                                       President

                                       /S/ PATRICIA FROST
                                       --------------------------------------
Date: March 27, 1997                   Patricia Frost


*By      /S/ PHILLIP FROST, M.D.
         --------------------------------
         Phillip Frost, M.D.
         (Attorney-in-fact pursuant
          to Power of Attorney)

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